SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (date of earliest event reported): August 14, 1997


                         CarrAmerica Realty Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                        1-11706                  52-1796339
----------------------------     ---------------------       -------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)


             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
             ------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 624-7500


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                                    FORM 8-K

ITEM 1.  Changes in Control of Registrant.

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.

         Not applicable.

ITEM 3.  Bankruptcy or Receivership.

         Not applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

ITEM 5.  Other Events.

       Certain supplemental financial and operating information of the Registrant as of June 30, 1997 is attached hereto as Exhibit 99.1.

ITEM 6.   Resignations of Registrant's Directors.

          Not applicable.

ITEM 7.   Financial Statements and Exhibits.

          (a)      Not applicable.

          (b)      Not applicable.


          (c)      Exhibits

                   Exhibit
                   Number
                   -------

                   99.1 CarrAmerica Realty Corporation Supplemental Financial and Operating Information as of June 30, 1997.


ITEM 8.            Change in Fiscal Year.

                   Not applicable.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  August 14, 1997

                                            CARRAMERICA REALTY CORPORATION

                                            By:  /s/ Brian K. Fields
                                                 ---------------------------
                                                 Brian K. Fields
                                                 Chief Financial Officer



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                                 EXHIBIT INDEX




Exhibit Number                       Exhibit
--------------                       -------

     99.1 CarrAmerica Realty Corporation Supplemental Financial and Operating Information as of June 30, 1997.